Equitable Financial Life Insurance Company

Supplement dated June 22, 2020 to the most recent variable annuity prospectuses listed in Appendix A (on the reverse side)

The following hereby updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). We will send you another copy of any prospectus or supplement without charge upon request.

We offer a service to several tax qualified and tax favored contracts to automatically send required minimum distribution withdrawals which include required minimum distribution-based withdrawals under the beneficiary continuation option each year (the “Automated RMD Service”). There are, however, special rules governing required minimum distributions during 2020 pursuant to the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”). These special rules impact, among other things, the administration of the Automated RMD Service, as indicated below.

If you are already enrolled in the Automated RMD Service, please note:

•

If your Plan Sponsor has instructed us to suspend scheduled required minimum distribution withdrawals pursuant to the Automated RMD Service for the remainder of 2020, you will not generally receive a distribution in 2020. However, if, after consultation with your tax adviser and financial professional, you decide you want to receive a withdrawal equal to what would have been your required minimum distribution under the Automated RMD Service in 2020 but for the 2020 CARES Act waiver via the Automated RMD Service (the “2020 RMD Payment”), you can contact our service center and request a 2020 RMD Payment.

•

If your Plan Sponsor has instructed us to send you a distribution in 2020, you will receive the 2020 RMD Payment. However, if, after consultation with your tax adviser and financial professional, you decide you do not want to receive the 2020 RMD Payment, you can contact our service center before your scheduled payment date and request that we not send a 2020 RMD Payment. Your next scheduled RMD distribution will generally occur in 2021.

•

For IRA contracts, we will not generally send scheduled required minimum distribution withdrawals pursuant to the Automated RMD Service for the remainder of 2020. This means, for example, that if you are scheduled to receive your required minimum distribution in December each year via the Automated RMD Service, you will not receive a distribution in 2020. However, if, after consultation with your tax adviser and financial professional, you decide you want to receive a 2020 RMD Payment, you can contact our service center and request a 2020 RMD Payment.

If you are eligible for the Automated RMD Service but have not yet enrolled, please note if you enroll this year:

•	If you request the first distribution under the Automatic RMD Service to be made in 2020, you will receive a 2020 RMD Payment.

Please read all disclosure in the Prospectus accordingly. You should consult your tax adviser and financial professional about your individual circumstances.

Distributed by affiliate Equitable Advisors, LLC and/or for certain contracts co-distributed by affiliate Equitable Distributors, LLC

1290 Avenue of the Americas, New York, NY 10104

Copyright 2020 Equitable Financial Life Insurance Company. All rights reserved.

Equitable Financial Life Insurance Company

1290 Avenue of the Americas, New York, NY 10104

212-554-1234

IM-11-20 (5.20)	Catalog No. 161731 (5.20)
Group Global Annuities – Inforce & New Biz

Appendix A

EQUI-VEST® Employer-Sponsored Retirement Plans

EQUI-VEST® (Series 100-500)

EQUI-VEST® (Series 201)

EQUI-VEST® ExpressSM (Series 700)

EQUI-VEST® ExpressSM (Series 701)

EQUI-VEST® (Series 800)

EQUI-VEST® VantageSM (Series 900)

EQUI-VEST® TSA AdvantageSM (Series 600)

EQUI-VEST® VantageSM Additional Contributions Tax-Sheltered (ACTS) Program, New Jersey Department of Higher Education

EQUI-VEST® StrategiesSM (Series 900)

EQUI-VEST® StrategiesSM (Series 901)

EQUI-VEST® GWBL Rollover IRA

EQUI-VEST® At RetirementSM

ADA Members Retirement Program

At RetirementSM

Crossings®

Equitable 360 Personal Income Benefit

Equitable’s 300+ Series

Members Retirement Program

MomentumSM

MomentumSM Plus

Retirement Investment Account®

Variable Immediate Annuity